FINANCIAL HIGHLIGHTS

EdR
COLLEGIATE HOUSING

Supplemental Financial Information

2016Q3

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FINANCIAL HIGHLIGHTS

2016Q3

Our Communities

are designed and built to provide comfortable living-learning environments with services and amenities that today's students require. Our community teams also provide a foundation of programs and smiles that help our residents flourish and be successful outside the classroom.

If you'd like to learn more about EdR's communities and operations, visit us online at EdRTrust.com.

Financial Highlights	1
Balance Sheet	2
Operating Results	3
Funds from Operations	5
Community Operating Results	6
Same-Community Expenses by Category	7
Community Operations – Trailing Five Quarters	8
Leasing Summary	10
Same-Community Leasing by Region & Distance	11
Top EdR Markets and States by Revenue	12
New Supply & Enrollment–EdR Markets	14
Owned Community Projected 2017 New Supply & Demand Information	15
Completed 2016 Developments	16
Owned Development Summary	17
Capital Allocation – Long Term Funding Plan	18
Third-Party Development Summary	19
Capital Structure	20
Unsecured Senior Note Covenants	22
Reconciliation of Non-GAAP Measures	23
Updated 2016 Guidance	25
Community Listing-Owned	26
Investor Relations	28
Definitions	29
Safe Harbor Statement	30

FINANCIAL HIGHLIGHTS

(Amounts in thousands, except per share data, unaudited)

OPERATING DATA:
	Three months ended September 30,				Nine Months Ended September 30,
	2016	2015	$ Chg	% Chg	2016	2015	$ Chg	% Chg
Same-community revenue	$48,599	$47,304	$1,295	2.7%	$158,673	$153,047	$5,626	3.7%
Total community revenue	61,877	54,725	7,152	13.1%	193,750	168,842	24,908	14.8%
Total revenue	66,225	58,189	8,036	13.8%	204,744	179,642	25,102	14.0%

Same-community net operating income	22,485	22,673	(188)	(0.8)%	89,748	86,219	3,529	4.1%
Total community net operating income	29,365	26,281	3,084	11.7%	110,183	93,390	16,793	18.0%
Total operating income	1,231	2,417	(1,186)	(49.1)%	30,933	25,198	5,735	22.8%

Net income (loss) attributable to EdR	(3,533)	(4,720)	1,187	(25.1)%	30,791	5,138	25,653	499.3%
Per share - basic	$(0.05)	$(0.10)	$0.05	(50.0)%	$0.45	$0.11	$0.34	309.1%
Per share - diluted	$(0.05)	$(0.10)	$0.05	(50.0)%	$0.45	$0.11	$0.34	309.1%

Funds from operations (FFO)	18,664	13,142	5,522	42.0%	66,281	55,005	11,276	20.5%
Per weighted average share/unit (1)	$0.25	$0.27	$(0.02)	(7.4)%	$0.97	$1.13	$(0.16)	(14.2)%

Core funds from operations (Core FFO)	19,396	14,540	4,856	33.4%	79,761	58,894	20,867	35.4%
Per weighted average share/unit (1)	$0.26	$0.30	$(0.04)	(13.3)%	$1.17	$1.21	$(0.04)	(3.3)%

FINANCIAL RATIOS:
	9/30/2016		12/31/2015
Net debt to gross assets	14.4%		27.2%
Debt to gross assets	18.0%		28.3%
Net debt to enterprise value	10.8%		22.0%
Interest coverage ratio (TTM)	7.0x		4.8x
Net debt to EBITDA - Adjusted (TTM)	1.7x		4.0x

(1) FFO and Core FFO per share/unit were computed using weighted average shares and units outstanding, regardless of their dilutive impact. See page 5 for a detailed calculation.

THIRD QUARTER	1

BALANCE SHEET

(Amount in thousands, except share and per share data)	September 30, 2016	December 31, 2015
Assets	(unaudited)
Collegiate housing properties, net (1)	$2,125,140	$1,774,796
Assets under development	162,336	117,384
Cash and cash equivalents	115,486	33,742
Restricted cash	7,492	9,784
Other assets	72,870	66,125
Total assets	$2,483,324	$2,001,831

Liabilities and equity
Liabilities:
Mortgage and construction loans, net of unamortized premium and deferred financing costs	$61,847	$204,511
Unsecured revolving credit facility	—	—
Unsecured term loans, net of unamortized deferred financing costs	186,706	186,518
Unsecured senior notes, net of unamortized deferred financing costs	247,873	247,678
Accounts payable and accrued expenses	125,421	85,670
Deferred revenue	30,981	19,024
Total liabilities	652,828	743,401

Commitments and contingencies	—	—

Redeemable noncontrolling interests	11,033	13,560

Equity:
EdR stockholders' equity:
Common stock, $0.01 par value per share, 200,000,000 shares authorized, 73,047,395 and 56,879,003 shares issued and outstanding as of September 30, 2016 and December 31, 2015, respectively	730	569
Preferred shares, $0.01 par value per share, 50,000,000 shares authorized, no shares issued and outstanding	—	—
Additional paid-in capital	1,813,980	1,263,603
Retained earnings (accumulated deficit)	—	(21,998)
Accumulated other comprehensive loss	(8,312)	(5,475)
Total EdR stockholders' equity	1,806,398	1,236,699
Noncontrolling interest	13,065	8,171
Total equity	1,819,463	1,244,870
Total liabilities and equity	$2,483,324	$2,001,831
(1) Amount is net of accumulated depreciation of $294,948 and $270,993, as of September 30, 2016 and December 31, 2015, respectively.

THIRD QUARTER	2

OPERATING RESULTS

(Amounts in thousands, except per share data, unaudited)
	Three months ended September 30,			Nine months ended September 30,
	2016	2015	$ Change	2016	2015	$ Change
Revenues:
Collegiate housing leasing revenue	$61,877	$54,725	$7,152	$193,750	$168,842	$24,908
Third-party development consulting services	778	490	288	1,728	1,531	197
Third-party management services	965	865	100	2,556	2,698	(142)
Operating expense reimbursements	2,605	2,109	496	6,710	6,571	139
Total revenues	66,225	58,189	8,036	204,744	179,642	25,102
Operating expenses:
Collegiate housing leasing operations	32,512	28,444	4,068	83,567	75,452	8,115
Development and management services	2,716	3,019	(303)	7,965	8,228	(263)
General and administrative	2,489	1,988	501	7,991	6,227	1,764
Development pursuit, acquisition costs and severance	212	(554)	766	898	405	493
Depreciation and amortization	22,336	17,828	4,508	58,951	49,605	9,346
Ground lease expense	3,224	2,938	286	8,829	7,956	873
Other operating income	(1,100)	—	(1,100)	(1,100)	—	(1,100)
Reimbursable operating expenses	2,605	2,109	496	6,710	6,571	139
Total operating expenses	64,994	55,772	9,222	173,811	154,444	19,367
Operating income	1,231	2,417	(1,186)	30,933	25,198	5,735
Nonoperating (income) expenses:
Interest expense	3,811	6,223	(2,412)	12,109	17,615	(5,506)
Amortization of deferred financing costs	443	520	(77)	1,380	1,527	(147)
Interest income	(155)	(39)	(116)	(429)	(144)	(285)
Loss on extinguishment of debt	475	—	475	10,611	—	10,611
Total nonoperating expenses	4,574	6,704	(2,130)	23,671	18,998	4,673
Income (loss) before equity in losses of unconsolidated entities, income taxes and gain on sale of collegiate housing properties	(3,343)	(4,287)	944	7,262	6,200	1,062
Equity in losses of unconsolidated entities	(480)	(427)	(53)	(617)	(823)	206
Income (loss) before income taxes and gain on sale of collegiate housing properties	(3,823)	(4,714)	891	6,645	5,377	1,268
Income tax expense	84	157	(73)	224	325	(101)

THIRD QUARTER	3

OPERATING RESULTS

(Amounts in thousands, except per share data, unaudited)
	Three months ended September 30,			Nine months ended September 30,
	2016	2015	$ Change	2016	2015	$ Change
Income (loss) before gain on sale of collegiate housing properties	(3,907)	(4,871)	964	6,421	5,052	1,369
Gain on sale of collegiate housing properties	—	—	—	23,956	—	23,956
Net income (loss)	(3,907)	(4,871)	964	30,377	5,052	25,325
Less: Net loss attributable to the noncontrolling interests	(374)	(151)	(223)	(414)	(86)	(328)
Net income (loss) attributable to Education Realty Trust, Inc.	$(3,533)	$(4,720)	$1,187	$30,791	$5,138	$25,653
Other comprehensive income:
Gain (loss) on cash flow hedging derivatives	1,651	(3,081)	4,732	(2,837)	(3,429)	592
Comprehensive income (loss)	$(1,882)	$(7,801)	$5,919	$27,954	$1,709	$26,245

Earnings per share information:
Net income (loss) attributable to Education Realty Trust, Inc. common stockholders per share – basic and diluted	$(0.05)	$(0.10)	$0.05	$0.45	$0.11	$0.34

Weighted average shares of common stock outstanding – basic	73,205	48,526	24,679	67,979	48,406	19,573
Weighted average shares of common stock outstanding – diluted (1)	73,205	48,526	24,679	68,281	48,726	19,555

(1) Weighted average shares of common stock outstanding - diluted assumes the conversion of outstanding redeemable Operating Partnership Units and University Towers Operating Partnership Units and shares issuable upon settlement of the forward equity agreements.

THIRD QUARTER	4

FUNDS FROM OPERATIONS

(Amounts in thousands, except per share data, unaudited)	Three months ended September 30,			Nine months ended September 30,
	2016	2015	$ Change	2016	2015	$ Change
Net income (loss) attributable to EdR	$(3,533)	$(4,720)	$1,187	$30,791	$5,138	$25,653
Gain on sale of collegiate housing assets	—	—	—	(23,956)	—	(23,956)
Real estate related depreciation and amortization	21,616	17,433	4,183	57,424	48,473	8,951
Equity portion of real estate depreciation and amortization on equity investees	700	514	186	2,023	1,357	666
Noncontrolling interests	(119)	(85)	(34)	(1)	37	(38)
Funds from operations ("FFO") available to stockholders and unitholders	18,664	13,142	5,522	66,281	55,005	11,276
percent change			42.0%			20.5%

FFO adjustments:
Loss on extinguishment of debt	475	—	475	10,611	—	10,611
Acquisition costs	175	203	(28)	413	293	120
Change in fair value of contingent consideration liability (3)	(1,100)	—	(1,100)	(1,100)	—	(1,100)
Straight-line adjustment for ground leases (1)	1,182	1,195	(13)	3,556	3,596	(40)
FFO adjustments	732	1,398	(666)	13,480	3,889	9,591

Core funds from operations ("Core FFO") available to stockholders and unitholders	$19,396	$14,540	$4,856	$79,761	$58,894	$20,867
percent change			33.4%			35.4%

FFO per weighted average share/unit (2)	$0.25	$0.27	$(0.02)	$0.97	$1.13	$(0.16)
percent change			(7.4)%			(14.2)%
Core FFO per weighted average share/unit (2)	$0.26	$0.30	$(0.04)	$1.17	$1.21	$(0.04)
percent change			(13.3)%			(3.3)%

Weighted average shares/units (2)	73,468	48,844	24,624	68,281	48,726	19,555
percent change			50.4%			40.1%

(1)  This represents the straight-line rent expense adjustment required by GAAP related to ground leases. As the ground lease terms range from 40 to 99 years, the adjustment to straight-line these agreements becomes material to our operating results, distorting the economic results of the communities.

(2) FFO and Core FFO per weighted average share/unit were computed using the weighted average of all shares and partnership units outstanding, regardless of their dilutive impact.
(3) This represents the fair value adjustment for The Hub at Madison's contingent consideration.

THIRD QUARTER	5

COMMUNITY OPERATING RESULTS

(Amounts in thousands, unaudited)

	Three Months Ended September 30,				Nine months ended September 30,
	2016	2015	$ Change	% Change	2016	2015	$ Change	% Change
Revenues
Same-communities(1)	$48,599	$47,304	$1,295	2.7%	$158,673	$153,047	$5,626	3.7%
New-communities (2)	13,278	4,822	8,456	NM	31,274	7,494	23,780	NM
Sold-communities(3)	—	2,599	(2,599)	NM	3,803	8,301	(4,498)	NM
Total revenues	61,877	54,725	7,152	13.1%	193,750	168,842	24,908	14.8%

Operating expenses (4)
Same-communities(1)	26,114	24,631	1,483	6.0%	68,925	66,828	2,097	3.1%
New-communities (2)	6,398	1,860	4,538	NM	12,468	3,485	8,983	NM
Sold-communities(3)	—	1,953	(1,953)	NM	2,174	5,139	(2,965)	NM
Total operating expenses	32,512	28,444	4,068	14.3%	83,567	75,452	8,115	10.8%

Net operating income
Same-communities(1)	22,485	22,673	(188)	(0.8)%	89,748	86,219	3,529	4.1%
New-communities (2)	6,880	2,962	3,918	NM	18,806	4,009	14,797	NM
Sold-communities(3)	—	646	(646)	NM	1,629	3,162	(1,533)	NM
Total net operating income	$29,365	$26,281	$3,084	11.7%	$110,183	$93,390	$16,793	18.0%

(1) Same-communities are defined as those communities that have been open and operating for the whole time in the current and prior periods. See page 26 of this supplement for a listing of same-communities.

(2) See page 27 of this supplement for a listing of which communities are categorized as new-communities.
(3) Represents operating results from communities sold in 2015 and 2016.
(4) Represents community level operating expenses, excluding management fees, depreciation, amortization, ground lease expense and impairment charges, plus regional and other corporate costs of supporting the communities.

THIRD QUARTER	6

SAME-COMMUNITY EXPENSES BY CATEGORY

(Amounts in thousands, except bed and per-bed data, unaudited)
	Three months ended September 30, 2016			Three months ended September 30, 2015
	Amount	Per Bed	% of Total Operating Expenses	Amount	Per Bed	% of Total Operating Expenses	$ Change	% Change
Utilities(1)	$6,541	$263	25%	$6,333	$255	26%	$208	3.3%
On-Site Payroll	4,487	180	17%	4,275	172	17%	212	5.0%
General & Administrative(2)	3,487	140	13%	3,191	128	13%	296	9.3%
Maintenance & Repairs(3)	5,181	208	20%	4,942	199	20%	239	4.8%
Marketing	1,053	42	4%	903	36	4%	150	16.6%
Total Direct Operating Expenses	$20,749	$833	79%	$19,644	$790	80%	$1,105	5.6%

Real Estate Taxes	4,811	193	19%	4,368	176	18%	443	10.1%
Insurance	554	22	2%	619	25	2%	(65)	(10.5)%
Total Fixed Operating Expenses	$5,365	$215	21%	$4,987	$201	20%	$378	7.6%
Total Property Operating Expenses	$26,114	$1,048	100%	$24,631	$991	100%	$1,483	6.0%

	Nine months ended September 30, 2016			Nine months ended September 30, 2015
	Amount	Per Bed	% of Total Operating Expenses	Amount	Per Bed	% of Total Operating Expenses	$ Change	% Change
Utilities(1)	$18,745	$753	27%	$18,406	$740	28%	$339	1.8%
On-Site Payroll	12,672	509	18%	12,396	498	19%	276	2.2%
General & Administrative(2)	10,383	417	15%	10,050	404	15%	333	3.3%
Maintenance & Repairs(3)	8,292	333	12%	7,817	314	12%	475	6.1%
Marketing	2,815	113	4%	2,702	109	4%	113	4.2%
Total Direct Operating Expenses	$52,907	$2,125	77%	$51,371	$2,065	77%	$1,536	3.0%

Real Estate Taxes	14,358	577	21%	13,600	$547	20%	$758	5.6%
Insurance	1,660	67	2%	1,857	75	3%	(197)	(10.6)%
Total Fixed Operating Expenses	$16,018	$644	23%	$15,457	$622	23%	$561	3.6%
Total Property Operating Expenses	$68,925	$2,769	100%	$66,828	$2,687	100%	$2,097	3.1%

Same-community beds	24,880

(1) Represents gross costs before recoveries from tenants and includes student amenities such as internet.
(2) Includes property-level general and administrative cost and dining costs as well as regional and other corporate costs of supporting the communities.
(3) Includes general maintenance costs, grounds and landscaping, turn costs and life safety costs.

THIRD QUARTER	7

COMMUNITY OPERATIONS - TRAILING FIVE QUARTERS

(Amounts in thousands, except beds and per bed amounts)	Three Months Ended					Total / Weighted Average - Trailing Twelve Months
	September 30, 2015	December 31, 2015	March 31, 2016	June 30, 2016	September 30, 2016
2016 Same Communities
Revenue	$47,304	$59,270	$58,490	$51,584	$48,599	$217,943
Operating Expenses	24,631	21,500	21,060	21,750	26,114	90,424
Net Operating Income	$22,673	$37,770	$37,430	$29,834	$22,485	$127,519
Margin	48%	64%	64%	58%	46%	59%
Beds	74,640	74,640	74,640	74,640	74,640	298,560
Occupancy(1)	89.1%	97.6%	96.7%	84.4%	88.3%	91.7%
Net Apartment Rent per Occupied Bed	$639	$769	$761	$754	$662	$738
Other Income per Occupied Bed	72	45	49	65	76	58
Total Revenue per Occupied Bed	$711	$814	$810	$819	$738	$796
Operating Expense per Available Bed	$330	$288	$282	$291	$350	$303

2016 New Communities
Revenue	$4,822	$9,646	$9,469	$8,527	$13,278	$40,920
Operating Expenses	1,860	2,720	2,529	3,542	6,398	15,189
Net Operating Income	$2,962	$6,926	$6,940	$4,985	$6,880	$25,731
Margin	61%	72%	73%	58%	52%	63%
Beds	8,085	11,376	11,570	14,030	20,411	57,387
Occupancy(1)	89.2%	92.9%	92.6%	65.9%	83.2%	82.8%
Net Apartment Rent per Occupied Bed	$615	$885	$849	$863	$690	$803
Other Income per Occupied Bed	53	28	34	59	92	58
Total Revenue per Occupied Bed	$668	$913	$883	$922	$782	$861
Operating Expense per Available Bed	$230	$239	$219	$252	$313	$265

2016 Sold Communities
Revenue	$2,599	$2,864	$2,224	$1,579	$—	$6,667
Operating Expenses	1,953	1,611	1,300	874	—	3,785
Net Operating Income	$646	$1,253	$924	$705	$—	$2,882
Margin	25%	44%	42%	45%	—%	43%
Beds	6,264	6,264	5,184	4,032	—	15,480
Occupancy(1)	87.6%	86.6%	85.9%	93.3%	—%	88.1%
Net Apartment Rent per Occupied Bed	$447	$510	$472	$388	$—	$464
Other Income per Occupied Bed	27	19	27	31	—	25
Total Revenue per Occupied Bed	$474	$529	$499	$419	$—	$489
Operating Expense per Available Bed	$312	$257	$251	$217	$—	$245

THIRD QUARTER	8

COMMUNITY OPERATIONS - TRAILING FIVE QUARTERS

(Amounts in thousands, except beds and per bed amounts)	Three Months Ended					Total / Weighted Average - Trailing Twelve Months
	September 30, 2015	December 31, 2015	March 31, 2016	June 30, 2016	September 30, 2016
2016 Total Communities
Revenue	$54,725	$71,780	$70,183	$61,690	$61,877	$265,530
Operating Expenses	28,444	25,831	24,889	26,166	32,512	109,398
Net Operating Income	$26,281	$45,949	$45,294	$35,524	$29,365	$156,132
Margin	48%	64%	65%	58%	47%	59%
Beds	88,989	92,280	91,394	92,702	95,051	371,427
Occupancy(1)	89.0%	96.3%	95.5%	82.0%	87.2%	90.2%
Net Apartment Rent per Occupied Bed	$624	$767	$757	$749	$668	$736
Other Income per Occupied Bed	67	41	46	63	79	57
Total Revenue per Occupied Bed	$691	$808	$803	$812	$747	$793
Operating Expense per Available Bed	$320	$280	$272	$282	$342	$295

(1) Represents the weighted average physical occupancy for the period presented.

THIRD QUARTER	9

LEASING RESULTS SUMMARY

			Opening Occupancy
	Design Beds	% of NOI	2016	2015	Ahead/(Behind)	Opening Rate Growth

Same-Communities - by Tier
Prior Year Occupancy Below 90% (Tier 1)	2,000	3.5%	79.9%	82.5%	(2.6)%	0.3%
Prior Year Occupancy 90% to 96.9% (Tier 2)	4,558	11.2%	96.9%	95.2%	1.7%	2.1%
Prior Year Occupancy 97% and Above (Tier 3)	20,979	85.3%	98.2%	99.8%	(1.6)%	3.8%
Total Same-Communities (1)	27,537	100.0%	96.7%	97.8%	(1.1)%	3.4%
Total New-Communities (2)	4,685		88.8%
Total Communities	32,222		95.6%

NOTE: The same-community designation for leasing purposes is different than for financial statement purposes. A community is considered same-community for leasing when the Company has managed the leasing process for at least two leasing cycles, including the 2016/2017 leasing cycle.

THIRD QUARTER	10

SAME-COMMUNITY LEASING BY REGION AND DISTANCE

			Opening Occupancy
	Design Beds	% of NOI	2016	2015	Ahead/(Behind)	Opening Rate Growth

Same-Communities - by Region (1)
Mid-Atlantic	5,818	24.7%	97.5%	99.0%	(1.5)%	3.1%
Midwest	2,276	4.3%	76.9%	91.3%	(14.4)%	0.7%
North	3,205	10.1%	99.6%	98.1%	1.5%	2.4%
South Central	8,674	35.2%	98.2%	98.1%	0.1%	3.4%
Southeast	4,337	12.4%	99.2%	98.0%	1.2%	3.7%
West	3,227	13.3%	98.6%	98.8%	(0.2)%	6.0%
Total Same-Communities	27,537	100.0%	96.7%	97.8%	(1.1)%	3.4%

Same-Communities - by Distance from Campus
0-0.2 miles	19,488	79.9%	98.1%	98.4%	(0.3)%	3.6%
0.21-0.49 miles	2,144	5.4%	88.9%	96.4%	(7.5)%	2.5%
0.5-0.99 miles	336	0.7%	91.4%	95.5%	(4.1)%	9.5%
1.0-1.99 miles	3,709	10.2%	92.5%	96.8%	(4.3)%	2.7%
2.0 & > miles	1,860	3.8%	99.6%	94.8%	4.8%	1.1%
Total Same-Communities	27,537	100.0%	96.7%	97.8%	(1.1)%	3.4%

(1) See definition of regions on page 29.

THIRD QUARTER	11

TOP EdR MARKETS AND STATES BY REVENUE

Top EdR Markets by Revenue*

Other 20.0%
East Carolina University 2.0%
Kent State University 2.1%
University of Tennessee 2.2%
Florida International University 2.3%
University of Central Florida 2.3%
University of Michigan 2.3%
University of Florida 2.5%
University of Colorado, Boulder 2.6%
University of Arizona 2.7%
University of Alabama 2.7%
Texas Christian University 3.2%
University of Virginia 3.3%
North Carolina State 3.3%
University of Mississippi 3.5%
Texas Tech University 3.5%
Syracuse University 3.6%
University of Texas at Austin 3.8%
Pennsylvania State University 5.0%
University of Connecticut 5.7%
Arizona State University 5.9%
University of Kentucky(1) 15.5%

*The data above is based on revenue for the twelve months ended September 30, 2016 and excludes properties that were sold during the period.
(1) All revenue at the University of Kentucky is from ONE PlanSM on-campus collegiate housing communities.

THIRD QUARTER	12

TOP EdR MARKETS AND STATES BY REVENUE

Top EdR States by Revenue*

Kentucky 17.1%
Texas 10.5%
Arizona 8.5%
Florida 7.9%
Connecticut 5.7%
North Carolina 5.3%
Pennsylvania 5.0%
New York 3.6%
Virginia 3.6%
Mississippi 3.5%
Michigan 3.5%
Indiana 3.0%
Colorado 2.9%
Missouri 2.9%
Alabama 2.7%
Oklahoma 2.7%
California 2.4%
Tennessee 2.2%
Ohio 2.1%
Other 4.9%

*The data above is based on revenue for the twelve months ended September 30, 2016 and excludes properties that were sold during the period.

THIRD QUARTER	13

NEW SUPPLY AND ENROLLMENT - EdR MARKETS

EdR Market Supply, Enrollment and Revenue Growth

EdR Markets (% of enrollment):	2013	2014	2015	2016*	2017*
Projected new supply	2.2%	2.2%	2.0%	1.8%	2.2%
Projected enrollment growth	1.3%	1.4%	1.5%	1.5%	1.8%
	0.9%	0.8%	0.5%	0.3%	0.4%

Same-community:
Occupancy increase	3.0%	2.0%	0.4%	(1.1)%
Rate increase	2.0%	2.0%	3.4%	3.4%
Total leasing revenue growth	5.0%	4.0%	3.8%	2.3%

*Enrollment projections for 2016 and 2017 represent the 3-year enrollment CAGR through 2015 for our current portfolio and our portfolio with 2017 deliveries, respectively.

THIRD QUARTER	14

OWNED COMMUNITY PROJECTED 2017 NEW SUPPLY AND DEMAND INFORMATION

By Region

Region (2)	% of Owned Beds	EdR NOI % (1)	Enrollment Growth 3 Year CAGR - Universities Served	2017 New Supply %	Variance
West	11%	14%	2.0%	1.9%	0.1%
Mid Atlantic	18%	20%	1.8%	1.4%	0.4%
North	18%	17%	(0.1)%	1.8%	(1.9)%
South Central	34%	35%	2.4%	2.9%	(0.5)%
Southeast	12%	9%	3.0%	1.2%	1.8%
Midwest	7%	5%	1.2%	3.9%	(2.7)%
Total	100%	100%	1.8%	2.2%	(0.4)%

Projected 2017 New Supply Sorted by Percentage Increase				University Markets with >5% Increase in 2017 Supply

New Supply Growth	University Markets	EdR Beds	Pro Forma EdR NOI %(1)	University	New Supply Increase	Pro Forma EdR NOI %(1)
0%	40%	32%	32%	Boise State University	5.2%	1%
0.1% to 1.0%	10%	5%	6%	University of Oklahoma	7.2%	1%
1.0% - 3.0%	25%	25%	24%	Texas Tech University	6.3%	2%
3.0% - 5.0%	15%	30%	33%	University of Missouri	5.3%	1%
> 5.0%	10%	8%	5%			5%
Total	100%	100%	100%

NOTE: Schedule represents all markets served by EdR communities and includes the 2016 acquisitions and developments and all announced 2017 developments and acquisitions. Data was obtained from the National Center for Education Statistics, AXIOMetrics and local market data.

(1) NOI is based on 2016 forecast net operating income with proforma adjustments for 2016 developments and completed or pending acquisitions.
(2) See definition of regions on page 29.

THIRD QUARTER	15

COMPLETED 2016 DELIVERIES

(Amounts in thousands, except bed counts)

August 2016 Delivered Communities
Project	Project Type	Bed Count	Total Project Development Cost	EdR's Ownership Percentage	EdR's Share of Development Cost
University of Kentucky - Holmes Hall and Boyd Hall (1)	ONE Plan (2)	1,141	$83,911	100%	$83,911
University of Mississippi - The Retreat - Phase II	Wholly Owned	350	26,161	100%	26,161
Virginia Tech - Retreat at Blacksburg - Ph I & II	Joint Venture (3)	829	64,433	75%	48,325
Total - August 2016 Delivered Communities		2,320	$174,505		$158,397

(1) This project consists of multiple communities.

(2) The On-Campus Equity Plan, or The ONE Plan SM, is our equity program for universities, which allows universities to use EdR's equity and financial stability to develop and revitalize campus housing while preserving their credit capacity for other campus projects. The ONE Plan SM offers one service provider and one equity source to universities seeking to modernize on-campus housing to meet the needs of today's students.

(3) The Retreat at Blacksburg was initially a joint venture. During September 2016, we purchased our partner's 25% ownership interest in the property.

THIRD QUARTER	16

OWNED DEVELOPMENT SUMMARY

(Amounts in thousands, except bed counts)

Active Projects	Project Type	Bed Count	Estimated Start Date	Anticipated Completion Date	Total Project Development Cost	EdR's Ownership Percentage	EdR's Share of Development Cost	EdR's Share of Development Cost to be Funded
University of Kentucky - University Flats	ONE Plan (1)	771	In progress	Summer 2017	$74,038	100%	$74,038	$38,062
Boise State University	ONE Plan (1)	656	In progress	Summer 2017	39,763	100%	39,763	29,759
University of Kentucky - Lewis Hall	ONE Plan (1)	346	In progress	Summer 2017	26,935	100%	26,935	20,019
Michigan State University - SkyVue	Joint Venture	824	In progress	Summer 2017	89,906	90%	80,915	39,795
Texas State University - The Local: Downtown	Joint Venture	304	In progress	Summer 2017	29,631	80%	23,705	14,306
Oklahoma State University - Avid Square	Joint Venture	475	In progress	Summer 2017	47,227	70%	33,059	24,432
Northern Michigan University	ONE Plan (1)	800	In progress	Summer / Dec 2017	50,267	100%	50,267	47,813
Total - 2017 Deliveries		4,176			$357,767		$328,682	$214,186

University of Pittsburgh	Joint Venture	723	In progress	Summer 2018	$106,098	80%	$84,878	$72,932
Florida State University - Players Club redevelopment	Wholly Owned	592	Summer 2017	Summer 2018	38,043	100%	38,043	37,228
Northern Michigan University	ONE Plan (1)	400	In progress	Summer 2018	25,133	100%	25,133	25,133
Total - 2018 Deliveries		1,715			$169,274		$148,054	$135,293

Total Active Projects		5,891			$527,041		$476,736	$349,479

Recently Awarded	Project Type	Bed Count	Estimated Start Date	Anticipated Completion Date	Total Project Development Cost
Cornell University - Maplewood	ONE Plan (1)	850	Winter 2016	Summer 2018	$80,000

NOTE: The initiation and completion of an awarded project that has not begun construction is contingent upon execution of transactional documents, including such items as development agreements, construction agreements and ground leases.

(1) The On-Campus Equity Plan, or The ONE PlanSM, is our equity program for universities, which allows universities to use EdR's equity and financial stability to develop and revitalize campus housing while preserving their credit capacity for other campus projects. The ONE PlanSM offers one service provider and one equity source to universities seeking to modernize on-campus housing to meet the needs of today's students.

THIRD QUARTER	17

CAPITAL ALLOCATION - LONG TERM FUNDING PLAN

(Amounts in millions)

Sources and Uses of Capital for All Announced Transactions

Estimated Capital Uses:
	Acquisition or Development Costs	Less: Costs Incurred to Date	Remaining Capital Needs
2016 Announced Acquisitions(1)	$130.0	$34.0	$96.0
2017 Development Deliveries(2)	328.7	114.5	214.2
2018 Development Deliveries(2)	148.1	12.8	135.3
Recently Awarded Development	80.0	—	80.0
	$686.8	$161.3	$525.5

Estimated Capital Sources:
			Capital Sources
Cash on Hand(3)			$115.5
Equity Proceeds Available from ATM Forward Sales(4)			199.6
Draws on Revolving Credit Facility(5)			210.4
			$525.5

Debt to Gross Assets

		September 30, 2016	September 30, 2016 Pro Forma(6)
Debt to gross assets		18.0%	22.3%

NOTE: This analysis demonstrates that EdR could fund all announced acquisitions and developments as of September 30, 2016 and our debt to gross assets is still less than 30%.

(1) Represents purchase price of announced but not yet closed acquisitions, including the pending $80 million acquisition.
(2) Represents EdR's share of development costs - see page 17 for details.
(3) Represents cash on hand at September 30, 2016.
(4) Represents current available proceeds from forward sales completed through October under the ATM. The sales can be settled, shares issued and proceeds received at any time at the Company's option through the end of 2017.
(5) Represents anticipated draws on the revolving credit facility; the current balance is $0.
(6) Represents pro forma debt to gross assets as if all announced acquisitions and developments were funded as of September 30, 2016 in the manner shown in the estimated capital sources table above.

THIRD QUARTER	18

THIRD-PARTY DEVELOPMENT SUMMARY

(Amounts in thousands, except bed counts)

THIRD-PARTY PROJECTS
Completed and Delivered Project	Bed Count	Project Development Cost	Total Project Fees	Fees Earned Prior Year (1)	Fees Earned Nine Months Ended September 30, 2016 (1)
University of Cal. Berkeley - Bowles Hall	186	$35,947	$1,768	$826	$942
Clarion University of Pennsylvania	728	55,104	2,092	2,046	46
	914	$91,051	$3,860	$2,872	$988

Active Projects	Bed Count	Estimated Start Date	Anticipated Completion Date	Project Development Cost	Total Project Fees	Fees Earned Prior Year (1)	Fees Earned Nine Months Ended September 30, 2016 (1)	Remaining Fees to Earn
East Stroudsburg University - Pennsylvania Ph II	488	In progress	Summer 2017	$45,349	$1,374	$—	$104	$1,270
Texas A&M - Commerce	490	In progress	Summer 2017	29,925	1,260	—	57	1,203
Shepherd University	298	In progress	Summer 2017	22,385	1,025	—	145	880
Total	1,276			$97,659	$3,659	$—	$306	$3,353

Recently Awarded	Bed Count	Estimated Start Date	Anticipated Completion Date	Project Development Cost	Total Project Fees
New Mexico State	> 2,000	TBD	TBD	TBD	TBD

(1) Amount may not tie to third-party development services revenue on the statement of operations as this schedule only includes fees earned on projects that are in progress or recently completed. During the nine months ended September 30, 2016, we also earned a fee of $314 thousand related to the terminated third-party development agreement at Southeastern Louisiana University which is not included in the schedule above.

THIRD QUARTER	19

CAPITAL STRUCTURE

as of September 30, 2016			Principal Outstanding	Weighted Average Interest Rate	Average Term to Maturity (in years)
(Amounts in thousands)

Total Debt to Gross Assets
Debt(1)	$500,240	Variable Rate - Mortgage Debt	33,125	2.7%	0.8
Gross Assets(2)	2,778,272	Variable Rate - Construction Debt	29,615	2.5%	1.1
Debt to Gross Assets	18.0%	Fixed Rate - 5 Yr. Unsecured Term Loan (6)	65,000	2.9%	2.3
		Fixed Rate - 7 Yr. Unsecured Term Loan (6)	122,500	3.9%	4.3
Net Debt to Gross Assets		Fixed Rate - Unsecured Senior Notes	250,000	4.6%	8.2
Net Debt	$384,754	Variable Rate - Unsecured Revolving Credit Facility	—	1.8%	2.1
Gross Assets(7)	2,662,786	Debt(1) / Weighted Average	$500,240	3.9%	5.5
Net Debt to Gross Assets	14.4%	Less: Cash	115,486
		Net Debt	$384,754
Net Debt to Enterprise Value
Net Debt	$384,754
Market Equity (3)	3,162,518	Interest Coverage (TTM)(4)	7.0x
Enterprise Value	$3,547,272	Net Debt to EBITDA - Adjusted (TTM)(5)	1.7x
		Variable Rate Debt to Total Debt	12.5%
Net Debt to Enterprise Value	10.8%
		Undrawn Forward Equity Proceeds(8)	$199,656

(1) Excludes unamortized deferred financing costs of $3.8 million.
(2) Excludes accumulated depreciation of $294.9 million.
(3) Market equity includes 73,047,395 shares of the Company's common stock and 260,851 units outstanding, which are convertible into common shares, and is calculated using $43.14 per share, the closing price of the Company's common stock on September 30, 2016.

(4) Equals Adjusted EBITDA of $131.8 million divided by interest expense of $18.9 million. See page 23 for reconciliation to Adjusted EBITDA.
(5) Net Debt to EBITDA - Adjusted is calculated to normalize the impact of non-income producing construction debt. In the calculation, Net Debt is total debt (excluding the unamortized deferred financing costs) less cash and excludes non income-producing debt related to assets under development at time of calculation. EBITDA is Proforma Adjusted EBITDA, which includes proforma adjustments to reflect all acquisitions, development deliveries and dispositions as if such had occurred at the beginning of the 12 month period being presented.

(6) The Trust entered into interest rate swaps to effectively fix the interest rate on the term loans. The weighted average interest rates reflect the swapped (fixed) rate plus the current margin.
(7) Excludes accumulated depreciation of $294.9 million and cash of $115.5 million.
(8) Represents available proceeds from sales of common stock sold under ATM forward agreements. The forward transactions can be settled, shares issued and proceeds received at any time at the Company's option through the end of 2017. Undrawn proceeds from the completed ATM forward sales are not factored into the metrics above.

THIRD QUARTER	20

CAPITAL STRUCTURE

NOTE: At September 30, 2016, the Trust had $115.5 million of cash on hand and $200 million of undrawn proceeds from shares sold under ATM forward agreements during the third quarter of 2016.

Weighted Average Interest Rate of Debt Maturing Each Year (2)
	2016	2017	2018	2019	2020	2021	2022	2023	2024
Fixed Rate Debt	—%	—%	—%	2.9%	—%	3.9%	—%	—%	4.6%
Variable Rate Debt	—%	2.6%	—%	—%	—%	—%	—%	—%	—%
Total Debt	—%	2.6%	—%	2.9%	—%	3.9%	—%	—%	4.6%

(1) The unsecured revolving credit facility has an initial maturity of November 19, 2018 and has a one-year extension option that may be exercised if certain conditions are met. The revolver has a current balance of $0.

(2) The Trust entered into interest rate swaps to effectively fix the interest rate on the term loans. The weighted average interest rates reflect the swapped (fixed) rate plus the current margin.

THIRD QUARTER	21

UNSECURED SENIOR NOTE COVENANTS

as of September 30, 2016
(Amounts in thousands)

Unsecured Senior Note Covenants(1)	Requirement	Current Ratio
Total Debt to Total Asset Value	≤ 60%	18.1%
Secured Debt to Total Asset Value	≤ 40%	2.3%
Unencumbered Asset Value to Unsecured Debt	> 150%	573.5%
Interest Coverage	> 1.5x	5.82x

Calculation of Interest Coverage Ratio:
Adjusted Pro Forma EBITDA - TTM:
EdR Adjusted EBITDA(2)	$131,751
Pro forma Adjustments - acquisitions & dispositions (1)	6,723
Total Adjusted Pro Forma EBITDA - TTM	$138,474

Pro Forma Interest Expense - TTM:
Interest expense	$18,943
Add back: Capitalized interest	5,925
Pro forma adjustments(1)	(1,059)
Pro forma interest expense - TTM	$23,809

Interest Coverage	5.82x

(1) Computed in accordance with the First Supplemental Indenture filed November 24, 2014 with the SEC.
(2) See page 23 for a reconciliation to EdR Adjusted EBITDA.

THIRD QUARTER	22

RECONCILIATION OF NON-GAAP MEASURES

Adjusted earnings before interest, taxes, depreciation and amortization (Adjusted EBITDA)

(Amounts in thousands)	Nine Months	Plus: Year	Less: Nine	Trailing Twelve
	Ended	Ended	Months Ended	Months Ended
	September 30, 2016	December 31, 2015	September 30, 2015	September 30, 2016
Net income attributable to common shareholders	$30,791	$19,911	$5,138	$45,564
Straight line adjustment for ground leases	3,556	4,782	3,596	4,742
Acquisition costs	413	293	293	413
Depreciation and amortization	58,951	68,022	49,605	77,368
Gain on sale of collegiate housing assets	(23,956)	(2,770)	—	(26,726)
Interest expense	12,109	24,449	17,615	18,943
Amortization of deferred financing costs	1,380	2,089	1,527	1,942
Interest income	(429)	(213)	(144)	(498)
Loss on extinguishment of debt	10,611	403	—	11,014
Income tax expense (benefit)	224	347	325	246
Other operating income - change in fair value of contingent consideration liability	(1,100)	—	—	(1,100)
Noncontrolling interests	(414)	171	(86)	(157)
Adjusted EBITDA	$92,136	$117,484	$77,869	$131,751
Annualize acquisitions, developments and dispositions(1)	—	—	—	17,110
Pro Forma Adjusted EBITDA	$92,136	$117,484	$77,869	$148,861

(1) Pro forma adjustment to reflect all acquisitions, development deliveries and dispositions as if such transactions had occurred on the first day of the period presented.

THIRD QUARTER	23

RECONCILIATION OF NON-GAAP MEASURES

Net operating income (NOI)

(Amounts in thousands)	Three months ended September 30,		Nine months ended September 30,
	2016	2015	2016	2015
Operating income	$1,231	$2,417	$30,933	$25,198
Less: Third-party development services revenue	778	490	1,728	1,531
Less: Third-party management services revenue	965	865	2,556	2,698
Less: Other operating income	1,100	—	1,100	—
Plus: Development and management services expenses	2,716	3,019	7,965	8,228
Plus: General and administrative expenses, development pursuit, acquisition costs and severance	2,701	1,434	8,889	6,632
Plus: Ground leases	3,224	2,938	8,829	7,956
Plus: Impairment loss on collegiate housing properties	—	—	—	—
Plus: Depreciation and amortization	22,336	17,828	58,951	49,605
NOI	$29,365	$26,281	$110,183	$93,390

Debt to gross assets

(Amounts in thousands)	September 30, 2016	December 31, 2015
Mortgage and construction loans, excluding unamortized premium and deferred financing costs of $893 and $953 as of September 30, 2016 and December 31, 2015, respectively	$62,740	$205,464
Unsecured term loan, excluding unamortized deferred financing costs of $794 and $982 as of September 30, 2016 and December 31, 2015, respectively	187,500	187,500
Unsecured Senior Notes, excluding unamortized deferred financing costs of $2,127 and $2,322 as of September 30, 2016 and December 31, 2015, respectively	250,000	250,000
Total debt, excluding unamortized premium and deferred financing costs	$500,240	$642,964

Total assets	$2,483,324	$2,001,831
Accumulated depreciation(1)	294,948	270,993
Gross assets	$2,778,272	$2,272,824

Debt to gross assets	18.0%	28.3%
(1) Represents accumulated depreciation on real estate assets.

THIRD QUARTER	24

UPDATED 2016 GUIDANCE

(Amounts in thousands, except share and per share data)	Year ending December 31, 2016
	Low End	High End

Net income attributable to EdR	$53,500	$56,000

Gain on sale of collegiate housing assets	(23,956)	(23,956)
Real estate related depreciation and amortization	73,500	74,500
Equity portion of real estate depreciation and amortization on equity investees	2,600	2,800
Noncontrolling interests	150	300
Funds from operations ("FFO") available to stockholders and unitholders	$105,794	$109,644

FFO adjustments:
Loss on extinguishment of debt	10,611	10,611
Acquisition costs	450	450
Change in fair value of contingent consideration liability	(1,100)	(1,100)
Straight-line adjustment for ground leases (1)	4,800	4,800
FFO adjustments	14,761	14,761

Core funds from operations ("Core FFO") available to stockholders and unitholders	$120,555	$124,405

Net income attributable to EdR common stockholders per share – diluted	$0.77	$0.80

FFO per weighted average share/unit (2)	$1.52	$1.58

Core FFO per weighted average share/unit (2)	$1.73	$1.79

Weighted average shares/units (2)	69,600	69,600

(1) Represents the straight-line rent expense adjustment required by GAAP related to ground leases. As ground lease terms range from 40 to 99 years, the adjustment to straight-line these agreements becomes material to our operating results, distorting the economic results of the communities.

(2) FFO and Core FFO per weighted average share/unit were computed using the weighted average of all shares and operating partnership units outstanding, regardless of their dilutive impact.

THIRD QUARTER	25

COMMUNITY LISTING - OWNED

Name	Primary University Served	Acquisition/Development Date	# of Beds	Name	Primary University Served	Acquisition/Development Date	# of Beds
Same-Communities
Players Club	Florida State University	Jan '05	336	The District on 5th	University of Arizona	Oct '12	764
University Towers	North Carolina State University	Jan '05	889	Campus Village	Michigan State University	Oct '12	355
The Reserve on Perkins	Oklahoma State University	Jan '05	732	The Province	Kent State University	Nov '12	596
The Pointe	Pennsylvania State University	Jan '05	984	The Suites at Overton Park	Texas Tech University	Dec '12	465
The Lofts	University of Central Florida	Jan '05	730	The Centre at Overton Park	Texas Tech University	Dec '12	400
The Reserve at Columbia	University of Missouri	Jan '05	676	The Oaks on the Square	University of Connecticut	Aug '12, Aug '13	503
Commons at Knoxville	University of Tennessee	Jan '05	708	3949	Saint Louis University	Aug '13	256
Campus Creek	University of Mississippi	Feb '05	636	Lymon T. Johnson Hall (ONE Plan)	University of Kentucky	Aug '13	301
Campus Lodge	University of Florida	Jun '05	1,115	Herman Lee Donovan Hall (formerly Central Hall II) (ONE Plan)	University of Kentucky	Aug '13	300
Carrollton Crossing	University of West Georgia	Jan '06	336	2400 Nueces (ONE Plan)	University of Texas at Austin	Aug '13	655
River Pointe	University of West Georgia	Jan '06	504	Roosevelt Point	Arizona State University - Downtown Phoenix	Aug '13	609
The Reserve at Saluki Pointe	Southern Illinois University	Aug '08, Aug '09	768	The Retreat at State College	Pennsylvania State University	Sept '13	587
University Village on Colvin (ONE Plan)	Syracuse University	Aug '09	432	The Cottages on Lindberg	Purdue University	Sept '13	745
GrandMarc at The Corner	University of Virginia	Oct '10	641	The Varsity	University of Michigan	Dec '13	415
Wertland Square	University of Virginia	Mar '11	152	The Lotus	University of Colorado - Boulder	Nov '11, Aug '14	235
Jefferson Commons	University of Virginia	Mar '11	82	109 Tower	Florida International University	Aug '14	542
The Berk on College	University of California, Berkeley	May '11	122	The Oaks on the Square- Ph III	University of Connecticut	Aug '14	116
The Berk on Arch	University of California, Berkeley	May '11	43	Frances Jewell Hall (formerly Champions Court I) (ONE Plan)	University of Kentucky	Aug '14	740
University Village Towers	University of California, Riverside	Sept '11	554	Georgia M. Blazer Hall (formerly Champions Court II) (ONE Plan)	University of Kentucky	Aug '14	427
Irish Row	University of Notre Dame	Nov '11	326	Haggin Hall (ONE Plan)	University of Kentucky	Aug '14	396
GrandMarc at Westberry Place (ONE Plan)	Texas Christian University	Dec '11	562	Woodland Glen I (ONE Plan)	University of Kentucky	Aug '14	409
The Reserve on Stinson	University of Oklahoma	Jan '12	612	Woodland Glen II (ONE Plan)	University of Kentucky	Aug '14	409
Campus West (ONE Plan)	Syracuse University	Aug '12	313	The District on Apache	Arizona State University - Tempe	Sept '14	900
East Edge	University of Alabama	Aug '12	774		Total Same-Communities		24,880
The Province	East Carolina University	Sept '12	728

THIRD QUARTER	26

COMMUNITY LISTING - OWNED

Name	Primary University Served	Acquisition/Development Date	# of Beds	Name	Primary University Served	Acquisition/Development Date	# of Beds
New-Communities
The Retreat at Oxford(3)	University of Mississippi	Aug '13, Aug '16	1,018	The Hub at Madison(2)	University of Wisconsin	May '16	1,038
Commons on Bridge(2)	University of Tennessee	June '15	150	Holmes Hall (formerly Limestone Park I) (ONE Plan)	University of Kentucky	Aug '16	645
Oaks on the Square- Ph IV(1)	University of Connecticut	Aug '15	391	Boyd Hall (formerly Limestone Park II) (ONE Plan)	University of Kentucky	Aug '16	496
The Retreat at Louisville(1)	University of Louisville	Aug '15	656	The Retreat at Blacksburg	Virginia Tech	Aug '16	829
Woodland Glen III (ONE Plan)(1)	University of Kentucky	Aug '15	782	Pura Vida Place(2)	Colorado State University	Aug '16	100
Woodland Glen IV (ONE Plan)(1)	University of Kentucky	Aug '15	578	Carriage House(2)	Colorado State University	Aug '16	94
Woodland Glen V (ONE Plan)(1)	University of Kentucky	Aug '15	250	Urbane(2)	University of Arizona	Sept '16	311
The Province Boulder(2)	University of Colorado - Boulder	Sept '15	317		Total New-Communities		7,849
Lokal(2)	Colorado State University	March '16	194		Total Owned-Communities		32,729

(1) The same-community designation for leasing purposes is different than for financial reporting purposes. These communities are considered same-community for 2016/2017 leasing purposes, as the Company managed the leasing process for both the 2015/2016 and 2016/2017 lease cycles. Total same-community beds for leasing purposes is 27,537.

(2) These properties are considered new for purposes of leasing, as we did not manage the leasing process for the 2015/2016 lease year.
(3) The Retreat at Oxford is considered new for purposes of leasing due to the development of the second phase of the property.

THIRD QUARTER	27

INVESTOR RELATIONS

Executive Management
Randy Churchey	Chief Executive Officer
Tom Trubiana	President
Bill Brewer	Chief Financial Officer
Christine Richards	Chief Operating Officer
Lindsey Mackie	Chief Accounting Officer
J. Drew Koester	Senior Vice President - Capital Markets and Investor Relations

Corporate Headquarters
EdR
999 South Shady Grove Road, Suite 600
Memphis, TN 38120
(901) 259-2500

Covering Analysts
Firm	Analyst	Contact #	Email
Bank of America - Merrill	Jeffrey Spector	(646) 855-1363	jeff.spector@baml.com
CANACCORD|Genuity	Ryan Meliker	(212) 389-8094	rmeliker@canaccordgenuity.com
Capital One	Tom Lesnick	(571) 633-8191	thomas.lesnick@capitalone.com
Citi	Michael Bilerman	(212) 816-1383	michael.bilerman@citi.com
	Nicholas Joseph	(212) 816-1909	nicholas.joseph@citi.com
Evercore ISI	Gwen Clark	(212) 446-5611	gwen.clark@evercoreisi.com
FBR Capital Markets & Co.	David Corak	(703) 312-1610	dcorak@fbr.com
Green Street Advisors	Dave Bragg	(949) 706-8142	dbragg@greenstreetadvisors.com
Goldman Sachs	Andrew Rosivach	(212) 902-2796	andrew.rosivach@gs.com
Hilliard Lyons	Carol Kemple	(502) 588-1839	ckemple@hilliard.com
J.P. Morgan Securities Inc.	Anthony Paolone	(212) 622-6682	anthony.paolone@jpmorgan.com
JMP Securities	Aaron Hecht	(415) 835-3963	ahecht@jmpsecurities.com
KeyBanc Capital Markets	Jordan Sadler	(917) 368-2280	jsadler@keybanccm.com
RBC Capital Market	Wes Golladay	(440) 715-2650	wes.golladay@rbccm.com
Robert W Baird & Co.	Drew Babin	(215) 553-7816	dbabin@rwbaird.com
Sandler O'Neill + Partners, L.P.	Alex Goldfarb	(212) 466-7937	agoldfarb@sandleroneill.com

THIRD QUARTER	28

DEFINITIONS

Design beds	Represents the sum of the monthly design beds in the portfolio during the period.

FFO	Funds from operations as defined by the National Association of Real Estate Investment Trusts.

GAAP	U.S. generally accepted accounting principles.

Net apartment rent per occupied bed (NarPOB)	Represents GAAP net apartment rent for the respective period divided by the sum of occupied beds in the portfolio for each month included in the period reported.

Net debt to EBITDA - adjusted
Net debt to EBITDA - adjusted is calculated to normalize the impact of non-producing construction debt. In the calculation, net debt is total debt less cash and excludes non-producing debt related to assets under development at time of calculation. EBITDA is Pro Forma Adjusted EBITDA, which includes proforma adjustments to reflect all acquisitions, dispositions and development assets that are open as if such had occurred at the beginning of the 12 month period being presented.

Operating expense per bed	Represents community-level operating expenses excluding management fees, depreciation and amortization.

Other income per available bed
Represents other GAAP-based income for the respective period divided by the sum of the design beds in the portfolio for each of the included months. Other income includes service/application fees, late fees, termination fees, parking fees, transfer fees, damage recovery, utility recovery, and other misc.

Physical occupancy	Represents a weighted average of the month end occupancies for each month included in the period reported.

Regional Definitions
Regions are defined as follows: Mid-Atlantic: North Carolina, Pennsylvania, Connecticut, New York, Virginia; Midwest: Oklahoma, Missouri; North: Michigan, Ohio, Indiana, Illinois; South Central: Texas, Tennessee, Mississippi, Kentucky; Southeast: Florida, Alabama, Georgia; West: Arizona, California, Colorado.

Revenue per occupied bed (RevPOB)	Represents total revenue (net apartment rent plus other income) for the respective period divided by the sum of occupied beds in the portfolio for each month included in the period reported.

Same community	Includes communities that have been owned for more than a year as of the beginning of the current fiscal year.

THIRD QUARTER	29

SAFE HARBOR STATEMENT

Safe Harbor Statement under the Private Securities Litigation Reform Act of 1995

Statements about the Company’s business that are not historical facts are “forward-looking statements,” which relate to expectations, beliefs, projections, future plans and strategies, anticipated events or trends and similar expressions. In some cases, you can identify forward-looking statements by the use of forward-looking terminology such as “may,” “will,” “should,” “expects,” “intends,” “plans,” “anticipates,” “believes,” “estimates,” “predicts” or “potential” or the negative of these words and phrases or similar words or phrases which are predictions of or indicate future events or trends and which do not relate solely to historical matters. Forward-looking statements are based on current expectations. You should not rely on our forward-looking statements because the matters that they describe are subject to known and unknown risks and uncertainties that could cause the Company’s business, financial condition, liquidity, results of operations, Core FFO, FFO and prospects to differ materially from those expressed or implied by such statements. Such risks are set forth under the captions “Risk Factors,” “Forward-Looking Statements” and "Management’s Discussion and Analysis of Financial Condition and Results of Operations” (or similar captions) in our most recent Annual Report on Form 10-K and our quarterly reports on Form 10-Q, and as described in our other filings with the Securities and Exchange Commission. Forward-looking statements speak only as of the date on which they are made, and, except as otherwise may be required by law, the Company undertakes no obligation to update publicly or revise any guidance or other forward-looking statement, whether as a result of new information, future developments, or otherwise except as required by law.

THIRD QUARTER	30